Colonial BancGroup℠

Colonial BancGroup

Forward Looking Statements

This Presentation contains "forward-looking statements" within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the company to realize elements of its strategic plan for 2002 and beyond, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; and (iv) changes which may occur in the regulatory environment. When used in this presentation, the words "believes," "estimates," "plans," "expects," "should," "may," "might," "outlook," and "anticipates," and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. BancGroup does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Colonial BancGroup

Financial Strength in Local Hands

- One bank holding company
  - $15 billion in assets in six states
  - Concentrations in Florida ($6.2 bil.) and Alabama ($4.4 bil.)
- A proven community banking philosophy that:
  - Involves local expertise in lending decisions
  - Creates an atmosphere that nurtures and personalizes customer relationships
- Long-standing real estate expertise evident in loan mix and low net charge-offs:
  - Residential real estate = 18% of portfolio
  - Commercial loans secured by real estate = 32% of the portfolio
  - Construction loans secured by real estate = 24% of the portfolio
- Experienced management team
  - 8% insider ownership aligns the interests of shareholders, bondholders and management
- Focused on enhancing fee income and customer relationships

COLONIAL BANK


TENNESSEE
HUNTSVILLE
ATLANTA
CARROLLTON
MACON
PHENIX CITY, AL
COLUMBUS
GEORGIA
BIRMINGHAM
MONTGOMERY
ALABAMA
MOBILE
FOLEY
DESTIN
FLORIDA
ORLANDO
TAMPA
ST. PETERSBURG
WEST PALM BEACH
FORT MYERS
BONITA SPRINGS
NAPLES
MIAMI
RENO
NEVADA
LAS VEGAS
TEXAS
DALLAS
AUSTIN
REGIONAL BANKS
NORTHERN ALABAMA REGION
BIRMINGHAM REGION
SOUTH CENTRAL REGION
GULF COAST REGION
GEORGIA REGION
CENTRAL FLORIDA REGION
SOUTHWEST FLORIDA REGION
SOUTH FLORIDA REGION
BAY AREA REGION
NEVADA REGION
TEXAS REGION
LOAN PRODUCTION OFFICE

Colonial BancGroup

$15 Billion in Assets


Florida
41%
Alabama
29%
Corporate
14%
Georgia
8%
Texas
5%
Nevada
3%

Assets (in billions)	
Florida	$6.184
Alabama	$4.370
Corporate	$2.112
Georgia	$1.229
Texas	$ 748
Nevada	$ 446

As of September 30, 2002

Colonial BancGroup

267 Retail Branches


Alabama
123
Florida
103
Texas
8
Nevada
11
Georgia
22

Branch Additions through '05:

Alabama	5
Georgia	5
Nevada	6
Texas	6
Florida:	
South FL	4
Bay Area	5
Southwest FL	8
Central FL	8
TOTAL	47

Note: Colonial ranks 6th in number of branches in Florida.

Colonial BancGroup

Population Growth


62%
30%
25%
18%
10%
23%
11%
NV
GA
TX
FL
AL
Total Colonial Markets
Entire USA
1990 - 2000

Percent growth of areas with Colonial branch locations. Source: SNL Securities & Claritas.

Colonial BancGroup

Asset Concentration

12/31/96*


Alabama
65%
Corporate
21%
Florida
6%
Georgia
8%

9/30/02


Florida
41%
Alabama
29%
Corporate
14%
Nevada
3%
Texas
5%
Georgia
8%

*Began strategy to expand into growth markets outside of Alabama.

Colonial BancGroup

Retail Deposit Concentration

12/31/96*


Alabama
80%
Other
3%
Georgia
8%
Florida
9%

9/30/02


Florida
45%
Alabama
38%
Other
1%
Nevada
4%
Texas
5%
Georgia
7%

*Began strategy to expand into growth markets outside of Alabama.

Core Deposit Growth

(annualized)



43%
Noninterest Bearing DDA
Interest Bearing DDA & Savings
TOTAL
6%
18%
13%
17%
16%
3rd Quarter
9 mths.

Growth rates include impact of acquisitions. Total growth rates adjusted for the impact of acquisitions would be 12% for the quarter and 4% for the nine months ended Sept. 30, 2002.

Colonial BancGroup

Loan Growth



36%
24%
18%
18%
16%
8%
3%
2%
-4%
-6%
AL
FL
GA
NV
TX
2001
2002 annualized

Note: Loan growth from 12/31/01 to 9/30/02 excludes $280 million in loans acquired in the Palm Beach National purchase.

Colonial BancGroup

Solid Dividend Growth


$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.36
$.44
$.48
$.52
Over a decade of increased dividends!
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02

Colonial BancGroup

Loan Portfolio Distribution



Consumer 2%
Other 2%
Commercial 9%
Commercial Real Estate 32%
Mortgage Warehouse Lending 13%
Residential Real Estate 18%
RE Const. 24%

As of September 30, 2002

Colonial BancGroup

Commercial RE Loan Portfolio Distribution



Nursing Home 4%
Other 30%
Office/ Whse 7%
Lodging 11%
Multi-Family 13%
Office 16%
Retail 19%

- 23% Owner Occupied
- Average loan size = $512,000
- Characteristics of 75 largest loans:
  - Total $771 million and represent 21% of portfolio
  - Average loan to value ratio is 70%
  - Average debt coverage ratio = 1.36x

As of September 30, 2002

Colonial BancGroup

Construction Loan Portfolio Distribution



S-F Residential
21%
Land Only
20%
Develop.
19%
Condo
12%
Other
10%
Multi-
Family
8%
Retail
6%
Office
4%

- Average loan size = $517,000
- Characteristics of 75 largest loans:
  - Total $1 billion and represent 38% of portfolio
  - Average loan to value ratio is 67%

As of September 30, 2002

Colonial BancGroup

Nonperforming Assets/Loans and ORE


1.49%
1.07%
1.34%
1.31%
0.90%
0.78%
0.84%
0.71%
0.60%
0.55%
0.54%
0.64%
0.70%
0.30%
0.46%
0.68%
0.84%
0.39%
0.31%
0.24%
0.24%
0.12%
0.11%
0.09%
0.15%
0.18%
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02*
Other Real Estate

*As of September 30, 2002

Colonial BancGroup

Net Charge-offs/Average Loans


All FDIC insured commercial banks (as of June 2002)
Southern regionals provided by Keefe, Bruyette & Woods (as of March 2002)
Colonial BancGroup
1.59%
0.96%
0.51%
1.27%
0.78%
0.47%
0.85%
0.33%
0.33%
0.50%
0.17%
0.09%
0.49%
0.22%
0.13%
0.58%
0.29%
0.18%
0.63%
0.30%
0.23%
0.66%
0.30%
0.23%
0.58%
0.29%
0.21%
0.58%
0.32%
0.21%
0.83%
0.38%
0.28%
1.07%
0.35%
0.24%
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02*

*As of September 30, 2002

Colonial BancGroup

Commercial RE and Construction Lending
A Proven Approach

- **Solid and Proven Policies and Underwriting**
  - We focus on lending to individuals we know
  - We avoid "speculative" projects
  - We make deals that have strong guarantor support to back them up

- **Strong Committee Process**
  - Low individual lending authorities
  - Multi-tiered Committees
  - Regional Director involvement

- **Experienced Credit Group**
  - Active involvement by CEO and CCO
  - Credit Review Area
  - Portfolio Evaluation and Strategy Team

Commercial and Construction Loans
Proven Portfolio Strategies

- In 2000, we predicted the Tampa office slowdown well in advance of any available market predictions or trends – this helped us avoid office vacancy problems. In two years, we decreased our Tampa office portfolio by 62% and we have experienced no problems.

- We have always been weary of financing office buildings in Dallas due to the rapid expansion of available space, but we took an even tougher stand on this in early 2001. As a result, while the Dallas market has one of the highest vacancy rates in the nation, Colonial has no credits with vacancy problems. We only have $24 million in office loans in the Dallas market.

- In the last year, we reduced our construction exposure in high end lots and homes in the Atlanta and Dallas markets. This helped us avoid problems in these markets that have recently experienced slower sales in the higher price points.

- Several years ago, Colonial decided to limit its Healthcare portfolio growth to only long term customers with proven track records . This allowed Colonial to avoid the problems other institutions have suffered in the healthcare field.

Colonial BancGroup

Retail Banking – Sales, Service and Relationships

- Strategy is based on top-down sales management approach
- Goals:
  - Enhance profit and growth by deepening customer relationships
  - Cross-sell ratio of 2.65 by 12/31/02 and 3.00 by 12/31/03
  - Officers to achieve four or more products and services on Top 25 customers

Colonial BancGroup

Cross-Sell Ratio


2.20
2.26
2.65
3.00
2001
Sept. 30, 2002
'02 Goal
'03 Goal

Retail Banking – Sales, Service and Relationships

1999

- Converted branches into sales offices
- Centralized operations to relieve sales personnel of operational duties

2000

- Initiated *SCORE, Selling Customers on Relationships Effectively*
- Introduced *Branch Incentive Plan* to focus on non-interest income and core deposit growth
- Incorporated *Mystery Shopper Program* to measure sales and service

Colonial BancGroup

Retail Banking – Sales, Service and Relationships (cont)

2001

- Hired Retail Banking Director
- Set referral quotas for deposit & fee-based products for loan officers
- Designed measurement tools which include cross-sell ratios, changes in households, growth in deposits, non-interest income and electronic banking penetration
- Redefined proactive sales management roles and responsibilities for entire company

2002

- Hired new Marketing and Sales Directors

Colonial BancGroup

Service Quality Shops



90%
66%
36%
March 31, 2000
Sept. 30, 2002

Colonial BancGroup

Noninterest Income to Average Assets


1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1998
1999
2000
2001
2002*
AL
FL
GA
NV
TX

*Annualized

Colonial BancGroup

Noninterest Income Growth


$74,761,000
$85,008,000
$94,287,000
14%
11%
2000
2001
Sept. 30, 2002*

*Annualized

Cash Management Income



$2,117,000
$2,810,000
$3,400,000
33%
21%
2000
2001
2002*

*Projected

Colonial BancGroup

Cash Management

Commercial Internet Banking Customers



929
617
348
51%
77%
2000
2001
10/31/2002

Colonial BancGroup

Cash Management

Noninterest income from Commercial Internet Banking Customers



$1,271,000
$888,000
$658,000
43%
35%
2000
2001
2002*

*Annualized

Colonial BancGroup

Electronic Banking

<u>New Internet Banking Product</u>

- Enhanced features / functionality
- CheckFree – bill payment provider
- Promotion to increase penetration to 15% in six months

<u>Debit Cards</u>

- Average monthly revenue of $5.86 per card in 2001
- Target penetration of 55% would add approx. $1.2 million in additional revenue (48% penetration 9/30/02)
- Promotion to increase cardholders and usage of cards

Colonial BancGroup

Electronic Banking

Account Penetration



4.30%
5.30%
8.40%
15.00%
23%
58%*
2000
2001
Sept. 30, 2002
Target

*Annualized

Colonial BancGroup

Electronic Banking

Revenues



$5,639,000
$6,918,000
$8,243,000
23%
19%
2000
2001
2002*

* Projected

Colonial BancGroup

Retail Banking – What's Next

Sales

- Expanding *SCORE* to the entire company, including back office
- Providing expectations and making managers accountable for performance
- Continually enhancing incentive programs

Operational Support

- Investing in technology systems to enable our staff to sell
- Integrating sales and operational training to ensure maximum utilization of training opportunities
- Reengineering processes to eliminate non-value added procedures
- Reallocating operational duties from sales staff to operational staff and adding staff, where appropriate

Colonial BancGroup

New Products & Services

Premier Account

- Introduced in November 2001
- Combined checking, money market and brokerage account
- Passed 12/31/01 goal of $35 million in money market balances with $38 million
- Money market balances at 9/30/02 of $105 million

2002 Product Initiatives

- Phase II of Premier Account to provide improved internet capability
- Wire transfer confirmations from Federal Reserve delivered directly to business customers via internet

Investing in Technology

Supporting Retail Banking Initiatives

- Launched *Eagle Project* in 2001

- Objective is to implement automated retail delivery solutions that will:
  - Enable Colonial to produce sales
  - Provide exceptional service
  - Promote profitable customer relationships (while gaining operational efficiencies)

- New call center, teller, platform and loan origination system
  - Call center and internet banking completed
  - Teller, platform and loan origination to be completed by 2003

Colonial BancGroup

Investing in Technology

Advantages of New Retail Delivery Solution

- Windows based and user friendly
- Robust sales features with automatic product suggestions and sales prompts
- Automated referrals
- Automated workflow of many manual processes resulting in reduced time, effort and cost
- Decreased training time on technology
- Improved sales incentive plan and compliance reporting
- Automates fee collection

Colonial BancGroup

Investing in Technology

Imaging

- Significant cost containment and process improvement opportunity
- Improved customer service
- Internet enabled
- Conversion planned for 2004-2005

Colonial BancGroup

Financial Planning Services


54%
26%
2%
36%
27%
36%
2000
2001
2002*
Revenue Increase
Gross Margin

*Annualized

Colonial BancGroup

Assets Under Management


$1,313,000,000
$800,000,000
64%
$513,000,000
56%
2000
2001
YTD 2002

Colonial BancGroup

Assets Under Management



Brokerage
Fixed Annuity Program
Trust Services
Asset Management

Brokerage:	
Full-Service	$ 939,787,297
Discount	33,291,862
Asset Management:	134,851,073
Trust Services:	130,482,191
Fixed Annuity Program:	75,020,101
TOTAL	**$1,313,432,524**

Colonial BancGroup

Fixed Annuity Revenues


$5,125,000
$1,189,000
331%
$649,000
83%
2000
2001
Sept. 30, 2002

Colonial BancGroup

Licensed Annuity Agents


467
240
142
95%
69%
2000
2001
Sept. 30, 2002

Colonial BancGroup

In Summary…

- Great franchise in high growth markets
- Loan growth with excellent asset quality
- More products to more customers
- Expand in market areas through acquisitions and new branches

Colonial BancGroup[SM]

Focus on Florida

Sandler O'Neill & Partners
2002 Financial Services Conference
Palm Beach Gardens
November 13, 2002

Colonial BancGroup

Financial Strength in Local Hands

- One bank holding company
  - $15 billion in assets in six states
  - Concentrations in Florida ($6.2 bil.) and Alabama ($4.4 bil.)
- A proven community banking philosophy that:
  - Involves local expertise in lending decisions
  - Creates an atmosphere that nurtures and personalizes customer relationships
- Long-standing real estate expertise evident in loan mix and low net charge-offs:
  - Residential real estate = 18% of portfolio
  - Commercial loans secured by real estate = 32% of the portfolio
  - Construction loans secured by real estate = 24% of the portfolio
- Experienced management team
  - 8% insider ownership aligns the interests of shareholders, bondholders and management
- Focused on enhancing fee income and customer relationships

COLONIAL BANK



TENNESSEE
HUNTSVILLE
ATLANTA
CARROLLTON
BIRMINGHAM
MACON
PHENIX CITY, AL
COLUMBUS
MONTGOMERY
ALABAMA
GEORGIA
MOBILE
FOLEY
DESTIN
FLORIDA
RENO
NEVADA
LAS VEGAS
TEXAS
DALLAS
AUSTIN
ORLANDO
TAMPA
ST. PETERSBURG
FORT MYERS
BONITA SPRINGS
NAPLES
WEST PALM BEACH
MIAMI
REGIONAL BANKS
NORTHERN ALABAMA REGION
BIRMINGHAM REGION
SOUTH CENTRAL REGION
GULF COAST REGION
GEORGIA REGION
CENTRAL FLORIDA REGION
SOUTHWEST FLORIDA REGION
SOUTH FLORIDA REGION
BAY AREA REGION
NEVADA REGION
TEXAS REGION
LOAN PRODUCTION OFFICE

Colonial BancGroup

Asset Concentration



12/31/96*
Alabama 65%
Corporate 21%
Georgia 8%
Florida 6%
9/30/02
Florida 41%
Alabama 29%
Corporate 14%
Georgia 8%
Texas 5%
Nevada 3%

*Began strategy to expand into growth markets outside of Alabama.

Colonial BancGroup

Retail Deposit Concentration


12/31/96*
Alabama 80%
Other 3%
Georgia 8%
Florida 9%
9/30/02
Florida 45%
Alabama 38%
Other 1%
Nevada 4%
Texas 5%
Georgia 7%

*Began strategy to expand into growth markets outside of Alabama.

103 Retail Branches


Central FL
45
South FL
27
Bay Area
18
Southwest FL
13

Branch Additions through '05:

Southwest FL	8
Central FL	8
Bay Area	5
South FL	4
TOTAL	25

Note: Colonial ranks 6th in number of branches in Florida.

Colonial BancGroup

Florida Noninterest Income

in thousands


$1,666
$9,872
$15,381
$18,322
$21,411
$27,869
$34,168
1996
1997
1998
1999
2000
2001
2002*

*annualized

Florida Core Deposits

in millions



$158
$715
$1,235
$1,204
$1,436
$1,853
$2,341
1996
1997
1998
1999
2000
2001
2002*

*As of September 30, 2002

Colonial BancGroup

Florida Assets by Region

in millions



$275
$413
$787
$1,328
$1,341
$2,040
SF Real Estate
Southwest FL
Bay Area
Central FL
Mtg. Whse
South FL

As of September 30, 2002

Colonial BancGroup

Florida Deposits by Region

in millions


$1,626
$1,191
$685
$368
$186
Mtg. Whse
Southwest FL
Bay Area
Central FL
South FL

As of September 30, 2002

Colonial BancGroup

Florida Loans by Region

in millions



$295
$610
$1,142
$1,230
$1,587
Southwest FL
Bay Area
Central FL
Mtg. Whse.
South FL

As of September 30, 2002

Colonial BancGroup

Florida Loan Growth

in millions



$182
$1,311
$2,326
$2,877
$3,647
$4,433
$4,864
620%
77%
24%
27%
21%
10%
1996
1997
1998
1999
2000
2001
2002*

*As of September 30, 2002

Colonial BancGroup

Nonperforming Assets - Florida


0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.45%
0.30%
0.73%
0.79%
1999
2000
2001
2002*

*Annualized

Colonial BancGroup

Net Charge-offs/Average Loans


0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.13%
0.08%
0.14%
0.23%
1999
2000
2001
2002*

*Annualized

Noninterest Income to Average Assets



0.90%
0.85%
0.80%
0.75%
0.70%
0.65%
0.60%
0.68%
0.67%
0.64%
0.66%
0.66%
0.74%
0.85%
1996
1997
1998
1999
2000
2001
2002*

*Annualized